SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 K Street NW, Washington, D.C. 20005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

A total of 38,469,428 shares, or 93.05%, of the common stock issued and outstanding as of the record date of March 23, 2016, was represented by proxy or in person at the Annual Meeting of the stockholders of FTI Consulting, Inc. (the “Company”) held on June 1, 2016 (the “Annual Meeting”). The proposals below were described in detail in the proxy statement for the Annual Meeting (the “Proxy Statement”).

The final voting results for the four proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1 – Election of eight nominees as directors. Stockholders of record on March 23, 2016 elected the eight nominees as directors of the Company by a majority of the votes cast FOR his or her election at the Annual Meeting, to each serve for a one-year term ending on the date of the annual meeting of stockholders in 2017 and until his or her successor is duly elected and qualifies, as follows:

Name	For	Withheld	Abstain	Broker Non-Votes
				1,647,004
Brenda J. Bacon	36,066,606	749,338	6,480
Mark S. Bartlett	36,525,105	290,227	7,092
Claudio Costamagna	36,060,082	750,272	12,070
Vernon Ellis	36,524,611	290,722	7,091
Nicholas C. Fanandakis	36,576,125	220,520	25,779
Steven H. Gunby	36,576,965	238,368	7,091
Gerard E. Holthaus	35,980,539	738,239	103,646
Laureen E. Seeger	36,507,609	308,478	6,337

Proposal No. 2 – Approve the performance measures and monetary limit under the FTI Consulting, Inc. Incentive Compensation Plan to preserve eligibility for the tax deductibility of awards thereunder for purposes of Section 162(m) of the U.S. Internal Revenue Code. A majority of the votes cast at the Annual Meeting by the stockholders of record on March 23, 2016 were cast FOR Proposal No. 2, and the performance measures and monetary limit under the FTI Consulting, Inc. Incentive Compensation Plan were approved, as follows:

For	Against	Abstain	Broker Non-Votes
			1,647,004
36,311,386	463,514	47,524

Proposal No. 3 – Ratification of the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2016. A majority of votes cast at the Annual Meeting by stockholders of record on March 23, 2016 voted FOR Proposal No. 3, and the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016 was ratified, as follows:

For	Against	Abstain
38,280,791	177,703	10,934

Proposal No. 4 – Approve, in an advisory (non-binding) vote, the compensation of the named executive officers as described in the Proxy Statement for the Annual Meeting. The proposal to approve, in an advisory (non-binding) vote, the compensation of the named executive officers as described in the Proxy Statement for the Annual Meeting, was approved with 96.53% of the shares cast at the Annual Meeting by stockholders of record on March 23, 2016 voting FOR Proposal No. 4, and 2.74% of the shares cast at the Annual Meeting voting AGAINST Proposal No. 4, as follows:

For	Against	Abstain	Broker Non-Votes
			1,647,004
35,548,238	1,012,179	262,008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 6, 2016	By:	/S/ Curtis Lu
Curtis Lu
General Counsel

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